U.S. Small Cap Portfolio

SHARE CLASS (TICKER): INSTITUTIONAL CLASS (DFSTX)

Summary Prospectus

July 21, 2015

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information (SAI) and most recent reports to shareholders, when available, online at http://us.dimensional.com/other/prospectuses. You can also get this information at no cost by calling collect to (512) 306-7400 or by sending an e-mail request to document_requests@dimensional.com. The Portfolio’s Prospectus and SAI, both dated February 28, 2015, as may be supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the U.S. Small Cap Portfolio is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy and hold shares of the U.S. Small Cap Portfolio.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.35%
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.37%

EXAMPLE

This Example is meant to help you compare the cost of investing in the U.S. Small Cap Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$38	$119	$208	$468

PORTFOLIO TURNOVER

The U.S. Small Cap Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the U.S. Small Cap Portfolio’s performance. During the most recent fiscal year, the U.S. Small Cap Portfolio’s portfolio turnover rate was 9% of the average value of its investment portfolio.

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Principal Investment Strategies

The U.S. Small Cap Portfolio, using a market capitalization weighted approach, purchases a broad and diverse group of readily marketable securities of U.S. small cap companies. A company’s market capitalization is the number of its shares outstanding times its price per share. In general, the higher the relative market capitalization of the U.S. small cap company, the greater its representation in the Portfolio. Dimensional Fund Advisors LP (the “Advisor”) may modify market capitalization weights and even exclude companies after considering such factors as free float, momentum, trading strategies, liquidity management, and profitability, as well as other factors that the Advisor determines to be appropriate, given market conditions. In assessing profitability, the Advisor may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.

As a non-fundamental policy, under normal circumstances, the U.S. Small Cap Portfolio will invest at least 80% of its net assets in securities of small cap U.S. companies. As of the date of this Prospectus, for purposes of the U.S. Small Cap Portfolio, the Advisor considers small cap companies to be companies whose market capitalizations are generally in the lowest 10% of total market capitalization or companies whose market capitalizations are smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of U.S. operating companies listed on the New York Stock Exchange (“NYSE”), NYSE MKT LLC, Nasdaq Global Market® or such other securities exchanges deemed appropriate by the Advisor. Under the Advisor’s market capitalization guidelines described above, as of December 31, 2014, the market capitalization of a small cap company was $3,938 million or below. This dollar amount will change due to market conditions.

The U.S. Small Cap Portfolio may use derivatives, such as futures contracts and options on futures contracts for U.S. equity securities and indices, to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolio does not intend to use derivatives for purposes of speculation or leveraging investment returns.

The U.S. Small Cap Portfolio may lend its portfolio securities to generate additional income.

Principal Risks

Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, political, and issuer-specific events will cause the value of securities, and the U.S. Small Cap Portfolio that owns them, to rise or fall. Because the value of your investment in the Portfolio will fluctuate, there is the risk that you will lose money.

Small Company Risk: Securities of small companies are often less liquid than those of large companies and this could make it difficult to sell a small company security at a desired time or price. As a result, small company stocks may fluctuate relatively more in price. In general, smaller capitalization companies are also more vulnerable than larger

U.S. Small Cap Portfolio Summary Prospectus    3

companies to adverse business or economic developments and they may have more limited resources.

Derivatives Risk: Derivatives are instruments, such as futures contracts, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. When the U.S. Small Cap Portfolio uses derivatives, the Portfolio will be directly exposed to the risks of that derivative. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, and the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the U.S. Small Cap Portfolio may lose money and there may be a delay in recovering the loaned securities. The U.S. Small Cap Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Cyber Security Risk: The U.S. Small Cap Portfolio’s and its service providers’ use of internet, technology and information systems may expose the Portfolio to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the Portfolio and/or its service providers to suffer data corruption or lose operational functionality.

Performance

The bar chart and table immediately following illustrate the variability of the U.S. Small Cap Portfolio’s returns and are meant to provide some indication of the risks of investing in the Portfolio. The bar chart shows the changes in the U.S. Small Cap Portfolio’s performance from year to year. The table illustrates how annualized one year, five year and ten year returns, both before and after taxes, compare with those of a broad measure of market performance. The U.S. Small Cap Portfolio’s past performance (before and after taxes) is not an indication of future results. Updated performance information for the Portfolio can be obtained by visiting http://us.dimensional.com.

The after-tax returns presented in the table for the U.S. Small Cap Portfolio are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Portfolio through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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U.S. Small Cap Portfolio Institutional Class Shares

Highest Quarter: January 2005–December 2014	(4/09–6/09)	25.94
Lowest Quarter: January 2005–December 2014	(10/08–12/08)	-26.85

Annualized Returns (%)

For the periods ending December 31, 2014

	1 YEAR	5 YEARS	10 YEARS
U.S. Small Cap Portfolio
Return Before Taxes	4.44%	17.35%	8.82%
Return After Taxes on Distributions	3.48%	16.58%	8.04%
Return After Taxes on Distributions and Sale of Portfolio Shares	3.21%	14.05%	7.10%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	4.89%	15.55%	7.77%

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the U.S. Small Cap Portfolio. The following individuals are responsible for coordinating the day to day management of the U.S. Small Cap Portfolio:

•	Joseph H. Chi, Senior Portfolio Manager and Vice President of the Advisor, has been a portfolio manager since 2005.

•	Jed S. Fogdall, Senior Portfolio Manager and Vice President of the Advisor, has been a portfolio manager since 2004.

•	Henry F. Gray, Vice President of the Advisor, has been Head of Global Equity Trading since 2006.

•	Joel P. Schneider, Senior Portfolio Manager and Vice President of the Advisor, has been a portfolio manager since 2013.

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Purchase and Redemption of Fund Shares

Investors may purchase or redeem shares of the U.S. Small Cap Portfolio on each day that the NYSE is open for business, regardless of whether the Federal Reserve System is closed, by first contacting the Portfolio’s transfer agent at (888) 576-1167. Shareholders that invest in the U.S. Small Cap Portfolio through a financial intermediary should contact their financial intermediary regarding purchase and redemption procedures. The U.S. Small Cap Portfolio generally is available for investment only by institutional clients, clients of registered investment advisors, clients of financial institutions and a limited number of certain other investors as approved from time to time by the Advisor. All investments are subject to approval of the Advisor.

Tax Information

The dividends and distributions you receive from the U.S. Small Cap Portfolio are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case taxes are deferred until withdrawal from the plan or account.

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